Securities Act File No. 333-49241
Investment Company Act File No. 811-09174

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒
Pre-Effective Amendment No.                     ☐
Post-Effective Amendment No. 17                 ☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 18                      ☒
(Check appropriate box or boxes)

AEGIS VALUE FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201
(Address of Principal Executive Offices)

Registrant's Telephone Number: (703) 528-7788

Mr. Scott L. Barbee 1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
(Name and Address of Agent for Service)

With Copies to:

Paul Miller, Esq.
Seward & Kissel LLP
1200 G Street, N.W.
Washington, D.C. 20006

It is proposed that this filing become effective (check
appropriate box):

☒   Immediately upon filing pursuant to paragraph (b).
☐   60 days after filing pursuant to paragraph (a)(1).
☐   75 days after filing pursuant to paragraph (a)(2).
☐   on (date) pursuant to paragraph (b).
☐   on (date) pursuant to paragraph (a)(1).
☐   on (date) pursuant to paragraph (a)(2) of Rule 485.

AEGIS Value Fund (AVALX)

PROSPECTUS
DECEMBER 29, 2010

This Prospectus contains important information about the Fund that you should know before investing.  Please read it carefully and retain it for future reference.

The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

About the Fund

Fund Summary	1
Additional Information About the Investment Strategies and Risks of the Fund	5
Management of the Fund	9

About Your Account

How to Purchase Shares	11
How to Redeem Shares	16
How to Exchange Shares	18
Dividends and Distributions	21
Tax Consequences of an Investment	23
Shareholder Accounts and Services	24
Financial Highlights	26
Privacy Notice (Not Part of Prospectus)	27
For More Information	Back Cover

Fund Summary

The Fund’s Investment Goal

The Fund’s investment goal is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.45%

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$459	$792	$1,735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in domestic common stocks that the Fund’s investment advisor (“Advisor”) believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less

liabilities), revenues, or cash flow.  This strategy is commonly known as a “deep value” investment strategy.    The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment.  The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in these companies.  The Fund may also invest up to 15% of its net assets in the securities of foreign companies.  The Fund may also invest in real estate investment trusts (“REITs”).  The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

Principal Risks of Investing in the Fund

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down.  This means that you could lose money over short or extended periods of time.  Before investing in this Fund, you should carefully consider all risks of investing in:  stocks in general, “deep value” stocks, stocks of smaller companies, and stocks of foreign companies.  A summary of these risks is provided below.  Also, for additional information, please refer to the section of the Prospectus titled “Additional Information About the Investment Strategies and Risks of the Fund”.

•
Risks of Investing in Common Stocks  Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time.  These price fluctuations may result from factors affecting individual companies, industries, or the securities market as a whole.  Rights of common stock holders are subordinate to those of preferred stock holders and debt holders.

•
Risks of Value-Oriented Investment Strategies  Value-oriented investment strategies bring specific risks to a common stock portfolio.  Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks.  Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.

•
Risks of Investing in Small- and Mid-Capitalization Companies  The Fund’s purchases of securities of small- and mid-capitalization companies bring specific risks.  Historically, these company securities have been more volatile in price than larger company securities, especially in the shorter term.  Such companies may not be well-known to the investing public and may not have significant institutional ownership or analyst coverage.  These and other factors may contribute to higher volatility in prices.

•
Risks of Investing in Foreign Securities  Stock market movements in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  Additionally, the political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.

•
Risks of Investing in Real Estate Investment Trusts The Fund may invest in real estate investment trusts (“REITS”).  Investing in REITs involves certain unique risks.  REITs are subject to interest rate risks (especially Mortgage REITs) and the risk of default by lessees or borrowers.  An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. These and other factors may contribute to higher volatility in prices.

•
Risks of Investing in Large-Capitalization Companies.  Large-capitalization companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

•	Risks of Investing in a Managed Fund The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.

Fund Performance

This bar chart and table show the variability of the Fund’s returns, which is one indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over ten years.

The table shows how the Fund’s average annual total returns for one, five and ten years compare to the returns of a broad-based market index. Note: The past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by calling 800-528-3780.

Annual Total Returns Through December 31, 2009

The Fund’s return for year-to-date to September 30, 2010 was 9.69%.

Highest Quarterly Return During This Period 48.49%    (2nd Quarter 2009)
Lowest Quarterly Return During This Period -47.87%    (4th Quarter 2008)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or individual retirement accounts. All Fund performance data assumes reinvestment of dividends and capital gain distributions. The past performance of the Fund, before and after taxes, is not necessarily an indication of how it will perform in the future.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years
Aegis Value Fund:
Return Before Taxes	91.44%	0.90%	10.32%
Return After Taxes on Distributions	91.43%	-1.07%	8.65%
Return After Taxes on Distributions and Sale of Fund Shares	59.44%	0.46%	8.69%
Russell 2000 Value Index (index reflects no deduction for fees, expenses, or taxes)	20.58%	-0.01%	8.27%

Management

Investment Adviser

Aegis Financial Corporation is the investment adviser to the Fund.

Portfolio Manager

Scott L. Barbee, Managing Director of Aegis Financial Corporation, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $5,000. The minimum subsequent purchase amount is $1,000 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to Aegis Value Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, by calling 800-528-3780 or by visiting the Fund’s website at www.aegisfunds.com. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Investment Strategies and Risks of the Fund

Unless otherwise stated, all investment strategies (including investment goals) and limitations of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval.  The fundamental investment policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”).  These fundamental policies cannot be changed without shareholder approval.  For more information, please refer to the SAI.

The Fund may invest up to 15% of its net assets in the securities of foreign companies.  The Fund may also invest in real estate investment trusts (“REITs”).  The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the Investment Company Act of 1940 or the rules and regulations thereunder.

Cash Reserves   The Advisor may hold a significant portion of the portfolio in cash or cash equivalent securities. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available. As a result, you may not achieve your investment objectives during such periods. Holding larger than usual cash reserves can penalize short-term performance in rising markets, but during market declines cash reserves may allow the Fund to purchase securities at discounted prices.

The Fund is an appropriate investment for investors seeking diversified participation in “deep value” investments.  Investors in the Fund should be seeking long-term capital appreciation.  The Fund can be used in both regular accounts and in retirement accounts.

Risk Factors

While the Fund will be diversified by investing in many companies, Fund investors should be comfortable with the higher company-specific risks associated with “deep value” investments.  In addition, the Fund’s investment in the securities of small- and mid-capitalization companies may result in higher price volatility versus mutual funds that restrict investment to the securities of larger companies.  Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Risks of Investing in Common Stocks  Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably.  Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.  Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Rights of common stock holders are subordinate to those of preferred stock holders and debt holders.

Risks of Value-Oriented Investment Strategies   The Fund may invest in companies that are reporting poor earnings.  These companies may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers.  In addition, these companies may have difficulty generating sufficient cash flow and obtaining required financing to maintain or expand their business operations.  In some cases, these companies may face bankruptcy proceedings.

The stock market may also have investment cycles when value-oriented mutual funds significantly underperform funds with other investment strategies (such as “growth”-oriented mutual funds).

Risks of Investing in Small- and Mid-Capitalization Companies  Small- and mid-capitalization companies sometimes have limitations in the diversification of product lines, management depth, financial resources and market share.  Therefore, these companies can be more vulnerable to adverse business or economic developments, and as a result their securities may involve considerably more risk than securities of larger and more seasoned companies.

The purchase and sale of small- and mid-capitalization company securities may have a greater impact on market prices than would be the case with larger capitalization stocks.  In addition, these securities may have lower trading volumes and wider market spreads between bid and ask prices than the shares of larger companies.  Therefore, the cost of trading large amounts of these securities may be relatively higher than the cost of trading large amounts of large company securities.

Risks of Investing in Large-Capitalization Companies  Large-capitalization companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Risks of a Managed Fund  Performance of individual securities can vary widely.  The investment decisions of the Advisor may cause the Fund to underperform benchmark indexes.  The Fund may also underperform other mutual funds with similar investment strategies.  The Advisor may be incorrect in an assessment of a particular industry or company, or the Advisor may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices.

Risks of Investing in Foreign Securities  The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.  Foreign markets may also have less protection for investors than the U.S. markets.  Foreign issuers may be subject to less government supervision.  It may also be difficult to enforce legal and shareholder rights in foreign countries.  There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Risks of Political and International Crises   From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets.  In recent times, such events have caused the closure of the American stock markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale.  Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund.  These events could also harm the value of the portfolio securities in the Fund and possibly harm the ability of the manager to operate the Fund, thereby increasing the potential of losses in the Fund.

Risks of Investing in Real Estate Investment Trusts(“REITs”) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk-the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Risks of Lending Portfolio Securities The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the Investment Company Act of 1940 or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the Investment Company Act of 1940.  Such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned.  The collateral received by the Fund may be invested in U.S. government securities, fixed-income securities that meet the definition of “first-tier” security under Rule 2a-7, repurchase agreements, certain floating rate securities and shares of money market funds.  Any such investment of cash collateral will be subject to the Fund’s investment risks.  When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

Securities lending allows the Fund to retain ownership of the securities loaned and at the same time earn additional income.  The principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible delays in the recovery of collateral or even a loss of rights in the collateral should the borrower fail to return the securities loaned or become insolvent.  In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower’s default will not yield proceeds sufficient to replace the loaned securities.  Loans will be made only to parties that participate in a lending program monitored by the Fund’s lending agent and who are deemed by it to be of good standing.  Furthermore, such loans will be made only if, in the judgment of the Fund’s management and Board, the consideration to be earned from such loans would justify the risk.

As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More detailed information about the Fund, its investment policies, risks and management can be found in the SAI.

Disclosure of Portfolio Holdings  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI which is available without charge on the Fund website at http://www.aegisvaluefund.com and by calling the Fund at (800) 528-3780.

Management of the Fund

Investment Advisor. Aegis Financial Corporation (“AFC”), 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, is the Fund’s investment advisor.  AFC,

which has operated as a registered investment advisor since 1994, manages private account portfolios, and has served as the Fund’s investment advisor since the Fund’s inception on May 15, 1998.  The Advisor provides investment advisory services and order placement facilities for the Fund.

At its own expense, AFC pays certain financial institutions, including the Fund’s distributor, a fee for providing distribution and distribution-related services and/or for performing certain administrative/shareholder servicing functions for the benefit of Fund shareholders.  These payments may create an incentive for such financial institutions to recommend the purchase of Fund shares.

Advisor Compensation. The Fund pays to the Advisor a fee to manage the Fund’s portfolio.  For the fiscal year ended August 31, 2010, the Fund paid the Advisor an advisory fee of 1.20% of the average net assets of the Fund.

A discussion of the factors that the Board of Directors considered in approving the Investment Advisory Agreement is included in the Semi-Annual Report for the period ended February 28, 2010.

Portfolio Manager. Scott L. Barbee serves as the portfolio manager of the Fund. He is a Chartered Financial Analyst and a Managing Director of AFC, Which he joined in 1997.  Mr. Barbee has over fourteen years of experience in the securities industry and has been the portfolio manager of the Fund since 1998.  He was a founding director and officer of the Fund.  Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

The SAI provides additional information about the portfolio manager’s compensation arrangements, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities of the Fund.

Fund Distributor.  Rafferty Capital Markets, LLC (“RCM”), a New York limited  liability  company,  serves as the distributor of the Fund's shares.  RCM is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, Inc.   The offering of the Fund's shares is continuous.  RCM may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem the Fund's shares.  RCM provides Mutual Fund Distribution services to several mutual fund families.  RCM also offers institutional brokerage services in a variety of products.

Fund Transfer Agent and Administrator.  UMB Fund Services, Inc. (“UMBFS”), a Wisconsin corporation, provides transfer agency, administrative and fund accounting services to the Fund.  UMBFS is a full service U.S. mutual fund back office servicing company, which provides administration, fund accounting, transfer agency and dividend disbursing agency services to mutual funds.

About Your Account

How to Purchase Shares

Shares of the Fund may be purchased directly from the Fund, or through an existing brokerage or other similar account held by the investor if the broker or intermediary has an arrangement with the Fund.  The Fund reserves the right to reject any specific purchase order and to close the Fund to new or existing investors at any time.  You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $5,000.  The minimum subsequent purchase amount is $1,000 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.  The Fund reserves the right to change the minimum amounts for initial and/or subsequent investments and may set different investment minimums for financial intermediaries buying shares and waive the minimum investment requirements for employer-sponsored retirement plan accounts.

The price paid for Fund shares is the net asset value per share (“NAV”) next determined following the receipt of the purchase order in good order by the Fund’s transfer agent or those financial intermediaries with arrangements with the Fund to offer Fund shares (“authorized intermediaries”).  “Good order” is defined as including all required account information and payment, or instructions for payment by wire or from a broker.

A purchase in “good order” must include the following:

1. The name of the Fund and the shareholder account number, if issued.

2. The amount of the transaction (specified in dollars or shares).

3. Signatures of all owners, exactly as they are registered on the account.

4. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

Purchase orders received by the Fund’s transfer agent or authorized intermediaries prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV.  Purchase orders received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed at the next business day’s closing NAV.

All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place.  No share certificates will be issued except for shareholders who are required by regulation to hold certificates.  Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor’s brokerage firm or by the Fund, as the case may be.  Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

Calculation of Net Asset Value. The Fund’s NAV is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business.  Fund shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The NAV is determined by dividing the total closing market value of the Fund assets (i.e., portfolio investments, cash, other assets and accrued income), less Fund liabilities (i.e., accrued expenses and other liabilities), by the number of outstanding shares of the Fund.

In determining the NAV, securities held by the Fund are valued based on market quotations, or if market quotations are not readily available or are unreliable, at their fair value as determined by the Advisor in good faith under procedures established and supervised by the Board of Directors.  Certain short-term debt instruments used to manage the Fund’s cash are valued on the basis of amortized cost.

Fair Value Pricing.  The Fund from time to time invests in securities that are not actively traded.  Securities for which market quotations are not readily available or are not reliable are carried at their fair value as determined in good faith by the Advisor, under the supervision of the Fund’s Board of Directors.

Fair value pricing may be used under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be open on days or times when U.S. markets are closed and many foreign markets close before the Fund values its securities, normally at 4:00 p.m. Eastern time.

When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund.  Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

The use of fair value pricing seeks to protect long-term Fund investors from certain short-term investors who may seek to take advantage of the Fund by exploiting discrepancies between a security’s market quotations that may no longer be accurate, and the current fair value of that security.

Purchasing Shares Through A Broker or Other Financial Intermediary. Some brokers and other financial intermediaries have arrangements with the Fund to offer Fund shares.  These authorized intermediaries may charge transaction fees for purchases and sales of the Fund.

Contact your authorized intermediary for additional information regarding availability of the Fund shares and any transaction fees it may charge for purchases of Fund shares.  Your purchase order will be processed at the NAV next determined after receipt of your order in good order by the authorized intermediary. Purchase orders received by an authorized intermediary prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Easter time) that day will be processed at that day’s closing NAV.  See the definition of “good order” under the section “How to Purchase Shares” presented above.

Direct Investment—Opening an Account and Purchasing Shares

To purchase shares directly from the Fund, an Account Application must be completed and signed.  If you have any questions about the Fund or need assistance with your Account Application, please call the Fund at 800-528-3780.  Certain types of investors, such as trusts, corporations, associations, partnerships or estates, may be required to furnish additional documents when they open an account.  These documents may include corporate resolutions, trusts, wills, and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship.  To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians.  Please visit the Fund’s website at www.aegisvaluefund.com or call the Fund at 800-528-3780 to obtain the correct Account Application.

IMPORTANT INFORMATION ABOUT
PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account, we will ask for your name, address, Social Security number, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

By Mail

To open an account at the Fund and purchase shares by mail, you must complete and return the appropriate Account Application with a check made payable to Aegis Value Fund.  Account Application(s) and checks should be mailed to:

By Regular Mail:

Aegis Value Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

By Overnight Mail:

Aegis Value Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

By Telephone

You may not make an initial purchase of Fund shares by telephone.  Prior to conducting telephone transactions, you must provide the Fund with a completed Account Application and other information, which is described below under “Additional Information Regarding Direct Purchases”.

By Internet

You may open a Fund shareholder account through the Fund’s website at www.aegisvaluefund.com.  For important information on this feature, see “Fund Transactions through the Fund’s Website” below.

By Wire

To open an account at the Fund and wire money for the initial investment, please complete and sign an Account Application, and before wiring the money, call the Fund at 800-528-3780 to provide your name and the name of the bank from which you are wiring money.  You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Money should be wired to:

UMB Bank, n.a.
ABA #101-000-695
FBO: Aegis Value Fund
Account #9871418413

(Also include your name in the wiring instructions)

UMBFS must receive your Account Application in good order to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless UMBFS receives a properly completed and executed Account Application.

Please note that the Fund is offered and sold only to persons residing in the United States or U.S. territories.

Additional Information Regarding Direct Purchases

All purchases must be made in U.S. Dollars and checks must be drawn on U.S. banks.  The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid.  If you purchased Fund shares by check, you may not receive redemption proceeds from a subsequent redemption request until there is reasonable belief that the check has cleared, which may take up to 15 calendar days after payment has been received.

Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members can be used for telephone transactions.  It takes 15 calendar days after receipt by the Fund of your bank account information to establish this feature.  Purchases by ACH transfer may not be made during this time.  You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 800-528-3780.  You must have ACH instructions on your account in order to conduct online purchases.  With respect to purchases made by telephone, the Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, the Fund and its agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

Direct Investment—Purchasing Additional Shares

By Mail

Make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the address set forth under “Direct Investment-Opening an Account and Purchasing Shares-By Mail”.

By Telephone

You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling the Fund at 800-528-3780.  You may call the Fund at 800-528-3780 to purchase shares in an existing account.  Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $1,000 and not greater than $100,000, and will be effective at the NAV next computed after your instruction is accepted by UMBFS.

By Internet

You may purchase shares in an existing account through the Fund’s website at www.aegisvaluefund.com.  To establish online transaction privileges, you must enroll through the website.  You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling the Fund at 800-528-3780.  For important information on this feature, see “Fund Transactions through the Fund’s Website” below.

By Wire

You may also wire money to UMB Bank per the instructions set forth above under “Direct Investment-Opening an Account and Purchasing Shares-By Wire”.  Prior to wiring money to purchase additional shares of the Fund, please contact the Fund to provide your name, Fund account number, and the name of the bank from which you are wiring money.

Automatic Investment Plan

The Automatic Investment Plan allows you to purchase shares of the Fund through pre-authorized transfers of funds from your bank account. Under the Automatic Investment Plan, you may make subsequent minimum purchases on a monthly or quarterly basis of $100 or more.  You can establish the Automatic Investment Plan for your account by completing the appropriate section of the Account Application.

How to Redeem Shares

How to Redeem Shares through a Broker or Other Financial Intermediary

You may sell Fund shares held in a brokerage or other similar account by submitting a redemption request to your authorized intermediary.  If you redeem shares of the Fund held in a brokerage or other similar account with an authorized intermediary, you should be aware that there may be a charge to you for such services. Redemption requests received by an authorized intermediary prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have arrangements with the Fund.  The transfer will be processed after the Fund’s transfer agent receives authorization in good order from your delivering securities dealer.

How to Redeem Shares from Direct Investment

You may redeem shares as described below on any day the Fund is open for business.  Shares will be redeemed at the next determined NAV after the Fund’s transfer agent receives the redemption request in good order.  Redemption requests received by the Fund’s transfer agent prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV. Redemption requests received after the close of regular trading on the New York Stock Exchange will be processed at the closing NAV for the following business day.

By Mail

To redeem shares from your Fund account, you may send a request in good order to the Fund at:

By Regular Mail:

Aegis Value Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

By Overnight Mail:

Aegis Value Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

By Telephone

You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling the Fund at 800-528-3780.  You may redeem Fund shares by calling 800-528-3780.  Redemption proceeds will be mailed directly to you or electronically transferred to your pre-designated bank account.  You may redeem as little as $500 and as much as $100,000 by telephone redemption.  Unless you decline telephone privileges on your Account Application, as long as the Fund and its agents take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

By Internet

You may redeem your Fund shares through the Fund’s website at www.aegisvaluefund.com.  To establish online transaction privileges you must enroll through the website.  You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling the Fund at 800-528-3780.  For important information on this feature, see “Fund Transactions through the Fund’s Website” below.

Additional Information Regarding Redemptions of Direct Investments

A redemption request in good order must include the following:

1.	The name of the Fund and the shareholder account number.

2.	The amount of the transaction (specified in dollars or shares).

3.	Signatures of all owners, exactly as they are registered on the account.

Note: For redemptions with a value greater than $100,000, all shareholder signatures must be medallion guaranteed.  Each signature for redemptions greater than $100,000 must be medallion guaranteed by an eligible guarantor institution as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor.  A notary public is not an acceptable guarantor.

4.	Share certificates, if held by the shareholder.

5.	Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

If you have any questions about what is required for your redemption request, please call the Fund at 800-528-3780.

Payment will normally be made by the Fund within one business day, but not later than seven days, after receipt of the redemption request.  However, payment of redemption proceeds for shares purchased directly by check  may be delayed until the check has cleared, which may be up to 15 days from the date of purchase. In emergency situations, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of the Aegis High Yield Fund.  An exchange between funds is a sale and purchase transaction, and therefore is a taxable event.  A written exchange request may be mailed to one of the addresses listed above under “How to Redeem Shares from Direct Investment-By Mail”.  Such request must be in good order, as described above under “Additional Information Regarding Redemption Requests of Direct Investments”.  Exchange requests may be made by telephone or through the Internet, if you have established these privileges with the Fund.  Exchanges are processed at the respective NAV of each fund next determined after the receipt of the exchange request.

The shares of the Aegis High Yield fund are offered through a separate Prospectus.  You should consider the Aegis High Yield Fund’s investment objectives, risks, charges and expenses carefully before investing.  To receive the Prospectus which contains this and other information about the Aegis High Yield Fund, please call (800) 528-3780.  Please read the Prospectus carefully before investing.

Excessive exchanges can harm the management of the Fund and increase the Fund’s costs for all shareholders.  Therefore, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Fund permits no more than four exchanges per account, tax identification number, Social Security number or related investment group into or out of the Fund in any one-year period.  The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject any exchange, at any time for any reason.

Fund Transactions through the Fund’s Website

You may visit us online at the Fund’s website at www.aegisvaluefund.com.  In addition to checking your Fund account balance, you may purchase, redeem or exchange shares of the Fund through the website.  You may establish online transaction privileges by enrolling on the website.  You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-528-3780.  You will be required to enter into a users’ agreement through the website in order to enroll for these privileges.  In order to conduct online transactions, you must have telephone transaction privileges.  To purchase shares online, you must also have ACH instructions on your account.  If you opened your account online, any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn.  Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the website may be made only through an ACH debit of your bank account.  Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.  Redemptions from accounts established through the website will be paid only to the bank account of record.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website.  The Fund imposes a maximum of $100,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, and unregulated environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.  There may also be delays, malfunctions or other inconveniences generally associated with this medium.  There may also be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing, redeeming or exchanging shares by another method.  Neither the Fund, UMBFS, nor the Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.  In addition, neither the Fund, UMBFS, nor the Advisor will be liable for any loss, liability cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

Additional Information Regarding Purchases and Redemptions

Redemptions In Kind.   The Fund reserves the right to redeem in kind.  The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940.  As a result of this election, the Fund will pay all redemptions up to the lesser of $250,000 or 1% of the Fund’s assets in cash that are requested by a shareholder during any 90-day period.  You should understand that you will incur brokerage and other costs in connection with the sale of any portfolio security that you receive in connection with a redemption request. You should also understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your Fund shares. More information on redemption in kind is available in the SAI.

Retirement Distributions.   A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and determination of the withholding requirement applicable to the distribution.  If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

Account Minimum.   The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open.  The Fund may, upon 30 days’ prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value less than $1,000.

Responsibility for Fraud.   The Fund will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so.  Please protect your account information and keep it private.  Contact the Fund immediately about any transactions you believe to be unauthorized.

Frequent Purchases and Redemptions of Fund Shares.   Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks for other shareholders of the Fund. These risks may include, among others, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs.

Although it has determined that the frequent purchase and redemption of Fund shares has not been, and is not likely to be, a material operating issue of the Fund, the Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies and procedures take into account the historic volatility of the Fund’s NAV, the Fund’s investment of at least a portion of its assets in liquid securities, and the Fund’s limitations on exchange privileges.  The Board may amend the policies and procedures without prior notice to shareholders.

The Fund is intended for long-term investment.  The Fund discourages frequent purchases and redemptions of Fund shares that are counter to the interests of all the Fund’s shareholders.  The Fund does not accommodate frequent purchases and redemptions of Fund shares by the Fund’s shareholders. The Fund has no side arrangements with any party permitting frequent purchases and redemptions of Fund shares.  The Fund reserves the right to reject or limit purchases or exchanges or to close or otherwise restrict shareholder accounts for any reason including a history of frequent purchases and redemptions of Fund shares.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Fund’s policies and procedures with respect to frequent purchases and redemptions of Fund shares.  These transactions include, but are not limited to, reinvestment of distributions, automatic investment or withdrawal plans, transactions initiated by a plan sponsor, and certain transfers of shares.

In consultation with the Fund’s Chief Compliance Officer, the Fund monitors shareholder accounts, including omnibus accounts, on a systematic basis by employing parameters to observe the intervals between and size of a shareholder’s purchases and redemptions.  Though the monitoring methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund will consider imposition of shareholder account restrictions when frequent shareholder transactions are made that may be judged to be counter to the interests of all the Fund’s shareholders.  The Fund may take action to impose account restrictions even if historically applied parameters are not met.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, such as brokers.  These arrangements often permit the financial intermediary to aggregate their clients’ transactions and ownership positions.  In these circumstances, the identity of the shareholders is not known to the Fund.  With respect to the omnibus accounts, the Fund will rely on reports provided by the financial intermediary.  In addition, the Fund has entered into agreements with the intermediaries that will require an intermediary to provide the Fund with information, upon the Fund’s request, about shareholders’ identities and their transactions in Fund shares.  These agreements also require a financial intermediary to execute instructions from the Fund to restrict or prohibit further purchases or exchanges of Fund shares by any shareholder identified by the Fund.  The Fund may accept undertakings from intermediaries to enforce frequent trading policy limitations on behalf of the Fund.  There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect frequent purchases and sales in omnibus accounts.

While the Fund will systematically seek to take actions (directly and with the assistance of financial intermediaries) that will detect and monitor frequent purchases and sales, the Fund does not represent that all or any such trading activity will necessarily be restricted or minimized.  Transactions placed in violation of the Fund’s policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

Dividends and Distributions

The Fund expects to declare and pay income dividends annually, generally in December, representing substantially all of the net investment income of the Fund.  Capital gains, if any, may be distributed annually by the Fund, also generally in December.  The amount of the Fund’s distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Fund on the record date.  The record dates for the Fund’s distributions will vary.  Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund’s shares by the amount of the distribution and the amount of the distribution may be taxable.

Distributions may be taken in cash or in additional shares at net asset value.  Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.

Tax Consequences of an Investment

Generally, distributions from the net investment income of the Fund and short-term capital gains are treated as dividends for tax purposes, and long-term capital gain distributions are treated as long-term capital gains, regardless of how long shares have been held.  Distributions from the Fund are taxable when paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31.  Each January, the Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

Current tax law generally provides for a maximum tax rate for taxpayers, which are individuals, trusts or estates, of 15% on long-term capital gains (20% beginning on January 1, 2013) and from certain qualifying dividends.  Unless Congress extends the law, qualifying dividends paid after December 31, 2012 will not be taxable at a preferential rate.  These rates do not apply to corporate taxpayers.

The following are guidelines for how certain distributions by the Fund are generally taxed to taxpayers, which are individuals, trusts or estates:

•
Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (20% beginning on January 1, 2013). Note: distributions of earnings from dividends paid by certain “qualified foreign corporations” may also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•
Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Taxation Upon Sale of Shares

The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss.  The Fund or your custodian broker will report to redeeming shareholders the proceeds of their sales.  The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares.  The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income taxes.  Non-U.S. investors may be subject to U.S. withholding and state taxes.  You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding

By law, some Fund shareholders may be subject to tax withholding on reportable dividends, capital gains distributions, and redemption proceeds.  Generally, shareholders subject to this “backup withholding” will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund’s knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax.  In order to avoid this withholding requirement, you must certify on the Account Application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

Shareholder Accounts and Services

Account Information

The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions.  When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements

The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions.

The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports

The financial statements of the Fund with a summary of portfolio composition and performance, along with the management’s letter to shareholders, will be mailed to each shareholder twice a year.

Householding

Many shareholders have family members living in the same home who also own Fund shares.  In order to control costs associated with mailings on behalf of the Fund, the Fund will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address that it has on record for you and your family members living in the same home.

This process, known as “householding,” does not apply to account statements, confirmations or personal tax information.  If you do not wish to participate in householding, or wish to discontinue householding at any time, call 800-528-3780.  The Fund will resume separate mailings to you within 30 days of your request.

Automatic Reinvestment

Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund.  Such distributions will be reinvested at the NAV determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website

The Fund maintains a website for current and prospective investors which contains information about the Fund and its history.  The Fund’s website address is http://www.aegisvaluefund.com.  The website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail, and provides links to other websites for additional information.

Notice Regarding Unclaimed Property.

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Information for the years listed has been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	For the Years Ended August 31st
	2010	2009	2008	2007	2006

Per share data:
Net asset value - beginning of year	$8.99	$12.49	$14.53	$17.72	$18.37

Income from investment operations:
Net investment income/(loss)	(0.05)	0.05	0.33	0.16	0.19
Net realized and unrealized gains/(losses) on investments	1.59	(3.05)	(1.37)	2.09	1.02
Total from investment operations	1.54	(3.00)	(1.04)	2.25	1.21

Less distributions to shareholders from:
Net investment income	(0.01)	(0.34)	(0.12)	(0.14)	(0.19)
Net realized capital gains	--	(0.16)	(0.88)	(5.30)	(1.67)
Total distributions	(0.01)	(0.50)	(1.00)	(5.44)	(1.86)

Net asset value - end of year	$10.52	$8.99	$12.49	$14.53	$17.72

Total investment return	17.08%	(21.60)%	(7.17)%	13.61%	7.27%

Ratios (to average net assets)/supplemental data:
Expenses after reimbursement/recapture and fees paid indirectly	1.45%	1.50%	1.43%	1.38%	1.41	%(1)
Expenses before reimbursement/recapture and fees paid directly	1.43%	1.53%	1.43%	1.38%	1.42%
Net investment income/(loss)	(0.50)%	0.25%	2.10%	0.83%	0.83%
Portfolio turnover	50%	31%	35%	56%	18%

Net assets at end of year (000's)	$144,824	$124,146	$205,739	$352,282	$393,834
_________________

(1)	Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.42% in 2006.

AEGIS MUTUAL FUNDS PRIVACY NOTICE
(This information is not part of the Prospectus)

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

•	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

•	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.
We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

AEGIS VALUE FUND, INC.
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Phone:  (800)  528-3780
Internet:  www.aegisvaluefund.com

FOR MORE INFORMATION:
You can learn more about the Aegis Value Fund in the following documents:

Annual/Semi-Annual Report to Shareholders
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)
The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies.  The SAI is incorporated by reference into, and is legally part of, this prospectus.

For a free copy of the current annual/semi-annual report or the SAI, or to request other information about the Fund or to make shareholder inquiries, please call the Fund at (800) 528-3780 or please visit the Fund’s Internet website at http:// www.aegisvaluefund.com.

You can also obtain information about the Fund by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address:  publicinfo@sec.gov.  You may also visit the SEC’s Internet site at http://www.sec.gov, where information about the Fund is available in the Commission’s EDGAR database.

Investment Company Act file  # 811-9174

AEGIS VALUE FUND
(NASDAQ:  AVALX)

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 29, 2010

This Statement of Additional Information (“SAI”) supplements the current Prospectus of Aegis Value Fund (the “Fund”) dated December 29, 2010.  This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus.  Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus.  The audited financial statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 are incorporated herein by reference. A copy of the Prospectus or Annual or Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI  53201-2175 or by telephone at (800) 528-3780.  Please retain this document for future reference.

Table of Contents

 Page

Description of the Fund	1

Additional Information about the Fund’s Investments and Risks	1

Management of the Fund	4

Proxy Voting Policy	9

Principal Holders of Shares	10

Investment Advisory and Other Services	11

Distributor	12

Fund Administrator and Transfer Agent	12

Custodian	13

Independent Registered Public Accountanting Firm	13

Brokerage Allocation	13

Capital Stock and Other Securities	14

Purchase, Redemption and Pricing of Shares	14

Tax Status	15

Financial Statements	15

Description of the Fund

Aegis Value Fund, Inc. (the “Fund”) is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 as amended, (the “1940 Act”), as an open-end investment management company.  The Fund was incorporated on October 22, 1997 in the State of Maryland and commenced operations on May 15, 1998.  The Fund is a diversified fund.  Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a “no-load” mutual fund. A board of four directors is responsible for overseeing the Fund’s affairs.

Additional Information about the Fund’s Investments and Risks

Fund Investment Policies

The following investment policies and limitations supplement those set forth in the Fund’s prospectus.  As stated in the prospectus, the Fund’s investment goal is to seek long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund’s acquisition of the security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations.  It should be noted that Items 8 and 9 below regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.

The Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Directors without shareholder approval.  However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

The Fund may not, as a matter of fundamental policy:

1)
With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer.  This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

2)	Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.

3)	Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.

4)	Purchase securities on margin. (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)

5)	Engage in any stock option strategy, whether listed or over-the-counter options.

6)	Make short sales of securities.

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7)
Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

8)
The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities.  This percentage limitation will apply at all times, and not just immediately after purchase.

9)
Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares.  Such temporary borrowings may not at any time exceed 5% of the value of the Fund’s net assets.  No more than 10% of the value of the Fund’s net assets at any time may be pledged as collateral for such temporary borrowings.

10)	Buy or sell commodities, commodities futures contracts or commodities option contracts.

11)
Loan money, except by the purchase of debt obligations consistent with the Fund’s investment objective and policies.  However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times).

12)
Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.

13)	Invest more than 5% of the value of the Fund’s net assets in securities of issuers which have been in continuous operation less than three years.

14)
Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

15)	Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

16)	Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.

17)	Invest in securities restricted as to disposition under federal or state securities laws.

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Temporary Investments.   The Fund’s manager may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund’s investment strategy exist.  In such cases, the Fund may invest in government securities, agency securities, commercial paper, repurchase agreements, or other short-term money market instruments.

Under some circumstances, the Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions.  Fund managers may choose to maintain significant cash balances.  Like all portfolio decisions, the decision of the Fund manager to maintain a cash balance may ultimately help or hinder the ability of the Fund to meet its investment goals.

Portfolio Turnover.  Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies.  While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund’s average portfolio turnover will not exceed 50% annually over periods of several years.

It is the operating policy of the Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities.  However, when circumstances warrant, securities will be sold without regard to their holding period.

Disclosure of Portfolio Holdings. To prevent the misuse of nonpublic information about the Fund's portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund's specific portfolio holdings.  Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers, who have a duty to keep the information confidential or who have been instructed by the Fund to keep the information confidential.   The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund's portfolio holdings. The Fund and its advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public on the Fund website or by calling the Fund’s toll-free telephone number.

Any exception to the Fund’s policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board.  Changes in the disclosure policy of the Fund will be approved by the Board.

Risk Factors and Special Considerations

Lending Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

The Fund complies with the view of the staff of the SEC that a mutual fund may engage in such loan transactions only if:  (i) the Fund receives initial collateral in the form of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities having a market value not less than (A) 102% of the market value of domestic U.S. loaned securities or (B) 105% of the market value of foreign equity loaned securities; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

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Foreign Securities.  The Fund may invest up to 15% of its net assets directly in foreign securities.     This limitation does not apply to investments in foreign companies through U.S. dollar-denominated American Depositary Receipts (ADRs).

Lower-Rated Debt Securities.  The Fund may purchase debt securities rated within the four highest grades of Moody’s Investor Service, Inc. or Standard & Poor’s Corporation.  Debt securities in the fourth highest rating category (BBB or Baa, the lowest investment grade ratings) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund’s Exercise of its Shareholder Rights.  The Fund may exercise its rights as a shareholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other shareholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund’s investment in those companies.

From time to time, the Fund may engage in activities in conjunction with other shareholders or interested parties which may include, among others, supporting or opposing proposed changes in a company’s structure; seeking changes in a company’s board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.

Management of the Fund

Board of Directors.  The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the Fund’s shareholders.  The duties of the Fund’s Directors are established by state and federal law.  In general, Directors have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Directors also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

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The Fund’s Board has four members, three of whom are not “interested persons” as that term is defined in Section (2)(a)(19) of the 1940 Act (“Independent Directors”).  The remaining Director is also a director of the Fund’s investment advisor and is, therefore, considered to be an “interested person” of the Fund (“Interested Director”).  The Board annually elects the officers of the Fund to actively supervise the day-to-day operations of the Fund.  The Directors serve for an indefinite period.

Information about each officer and Director of the Fund is provided in the table below:

Name, Age, and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience*	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors**

Eskander Matta Age: 40 50 Beale Street San Francisco, CA 94105	Director of the Fund since 1997	Vice President of eBusiness, Blue Shield of California since 2008; Senior Vice President of Enterprise Internet Services, Wells Fargo & Co. 2002-2008.	2	None

David A. Giannini Age: 57 30 Rockefeller Plaza, Suite 4250 New York, NY 10112	Director of the Fund since 2006	Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris 1997-2006.	2	None

V. Scott Soler Age: 41 1401 McKinney Street, Suite 2700 Houston, TX 77010	Director of the Fund since 2007	Managing Director of Quantum Energy Partners since 2006; Research Analyst and Managing Director of Morgan Stanley 1996-2006.	2	Action Energy Inc.

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Interested Directors***

Scott L. Barbee Age: 39 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	President since 2009; Director since 1997; Treasurer 1997-2009; Secretary 2006-2009	President of Aegis Financial Corp. since 2009; Managing Director of Aegis Financial Corp. since 1997; Treasurer of Aegis Financial Corp. 1997-2009; Secretary of Aegis Financial Corp. 2007-2009.	2	None

Officer of the Fund who is not also a Director

Sarah Q. Zhang Age: 40 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Chief Compliance Officer of the Fund since 2008; Treasurer/Secretary of the Fund since 2009.
Chief Compliance Officer of Aegis Financial Corp., Aegis High Yield Fund and the Fund since 2008; Treasurer/Secretary of Aegis Financial Corp., Aegis High Yield Fund and the Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. 2005-2007; Tax Manager, PricewaterhouseCoopers 2000-2005.

		N/A	N/A

*
The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as Director.

**	The “Independent Directors” are those Directors that are not considered “interested persons” of the Fund, as that term is defined in the 1940 Act.
***	Mr. Barbee is considered to be an “Interested Director” because of his affiliation with the Fund’s advisor.

Leadership Structure and the Board of Directors.  The Board is responsible for managing the business affairs of the Fund and the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of four Directors, three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).  The Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to, or following, scheduled Director meetings and at such other times as the Independent Directors may deem necessary. Each Director attended 100% of the total number of meetings of the Board in the year ending December 31, 2009. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Fund and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

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The Fund’s By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter sets forth a number of factors the Committee will take into account in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.  The Nominating Committee Charter also sets forth certain factors that the Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is not an Independent Director.  The Fund does not have a lead Independent Director. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Barbee provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Advisor and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

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Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund’s management, the Advisor, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board.  The Board has two standing committees:  an Audit Committee and a Nominating and Governance Committee, each of which is comprised of the three Independent Directors of the Fund, Messrs. Matta (Chairperson), Giannini and Soler.  The Audit Committee meets as needed to review the Fund’s financial statements; approve the selection of and consult with the Fund’s independent accountant concerning the Fund’s annual audit and any related accounting issues; receive the independent accountants’ report on internal controls and procedures; and monitor the procedures in place for regulatory compliance.  The Audit Committee met once during the Fund’s most recently completed fiscal year.

The Board has adopted a charter for the Nominating and Governance Committee.  Pursuant to the charter, the Nominating and Governance Committee identifies, evaluates and selects and nominates candidates for the Board and assists the Board in carrying out its responsibilities with respect to governance of the Fund.  The Committee also may set standards or qualifications for Board members.  The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, investment adviser and other appropriate sources.  The Committee will not consider candidates as Directors submitted by the Fund’s shareholders.  The Nominating and Governance Committee of the Fund did not meet during the Fund’s most recently completed fiscal year.

Share Ownership by Directors.  As of December 6, 2010, the officers and Directors of the Fund as a group owned approximately 7.46% of the outstanding shares of the Fund.  As of December 31, 2009, the Directors of the Fund owned the following dollar amounts of shares in the Fund:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Eskander Matta	$50,001-$100,000	$50,001-$100,000
David A. Giannini	$10,001-$50,000	$10,001-$50,000
V. Scott Soler	Over $100,000	Over $100,000

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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Interested Directors

Scott L. Barbee	Over $100,000	Over $100,000

Compensation.  The Fund does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive a fee of $1,000 for each meeting of the Fund’s Board of Directors which they attend and $500 for each Committee meeting which they attend.  In addition, the Fund reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Fund offers no retirement plan or other benefits to its Directors.

The following table sets forth information regarding compensation of the Independent Directors by the Fund for the fiscal year ended August 31, 2010:

Independent Director	Aggregate Compensation from the Fund	Total Compensation from Fund a nd Fund Complex (2 Funds) Paid to Directors
Eskander Matta	$4,500	$9,000
David A. Giannini	$4,500	$9,000
V. Scott Soler	$4,500	$9,000

Code of Ethics.  Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Fund’s investment activities.  The Fund and the Fund’s investment advisor have adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1.  The Codes of Ethics apply to the personal investing activities of directors, officers, and certain employees (“access persons”).  Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each personal transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting Policy

In accordance with a proxy voting policy approved by the Fund’s Board of Directors, the investment advisor to the Fund (Aegis Financial Corporation (“AFC” or the “Advisor”)) votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. As the Fund’s investment advisor, AFC is primarily concerned with maximizing the value of the Fund’s investment portfolio.  Consequently, AFC has voted and will continue to vote the Fund’s proxies based on the principle of maximizing shareholder value.  From time to time, AFC may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  All proxies are reviewed by AFC’s designated Proxy Officer.  The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund’s investment portfolio.   As a general matter, AFC typically votes the Fund’s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  AFC generally votes against proposals for compensation plans deemed to be excessive.  For all other proposals, AFC foremost considers the economic benefit of the proposal to the Fund’s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and AFC’s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

9

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Portfolio Manager to decide how to vote a proxy.  The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of AFC regarding issues that are not clearly covered by the proxy voting policy.  Upon being so informed, the principals of AFC will decide upon appropriate policy changes.

Conflicts of Interest.  AFC is sensitive to conflicts of interest that may arise in the proxy decision- making process.  In proxy voting, there are many potential conflicts of interest between management and shareholders.  AFC seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients’ collective best interest. Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis Value Fund Voting Record.  Information regarding how AFC voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available without charge on the Fund’s website at http://www.aegisvaluefund.com, by calling the Fund at (800) 528-3780, and on the SEC’s website at http://www.sec.gov.

Principal Holders of Shares

Principal Shareholders.  As of December 6, 2010, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage Ownership	Type of Ownership
Natl. Investor Service Corp.[1] 55 Water Street, 32nd Floor New York, NY 10041	16.89%	Record
Charles Schwab & Co. Inc.[2] 101 Montgomery Street San Francisco, CA 94104	11.88%	Record
______________
1
National Investor Service Corp. is the clearing subsidiary of TD Ameritrade, a New York Stock Exchange member firm and broker-dealer holding shares in “street name” for the benefit of its brokerage customers.

2	Charles Schwab & Co., Inc. is a New York Stock Exchange member firm and broker-dealer holding shares in “street name” for the benefit of its brokerage customers.

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Investment Advisory and Other Services

Investment Advisor of the Fund.  The Fund is advised by Aegis Financial Corporation, under an Investment Advisory Agreement reapproved by the Board of Directors on October 26, 2010.   This Investment Advisory Agreement was previously approved by shareholders at the Special Shareholders meeting held on April 20, 2007.  AFC is a value-oriented investment firm founded in 1994.

Scott L. Barbee serves as President and a director of the Advisor, and also holds those same positions with the Fund.  Sarah Q. Zhang serves as Secretary/Treasurer and Chief Compliance Officer of the Advisor, and also holds those same positions with the Fund.  Scott Barbee is the sole stockholder of the Advisor and is therefore considered to be a “controlling person” of the Advisor.

Advisory Services.  Under the Investment Advisory Agreement, AFC determines the composition of the Fund’s portfolio and supervises the investment management of the Fund.  AFC also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities.  AFC furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors of the Fund who are affiliated with AFC.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees.  As compensation for its services to the Fund under the Investment Advisory Agreement, AFC is entitled to receive an annual advisory fee of 1.20% of the Fund’s average net assets.

The Fund pays AFC its advisory fee on a monthly basis, computed based on the average net assets for the preceding month.  For its most recent fiscal year ended August 31, 2010, the Fund paid AFC total advisory fees of $1,798,591.  For the fiscal year ended August 31, 2009, the Fund paid AFC total advisory fees of 1,219,596.  For the fiscal year ended August 31, 2008, the Fund paid AFC total advisory fees of $2,910,635.  As a means of reducing the Fund’s operating expense ratio, AFC has entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund’s expenses for the period commencing September 1, 2010 and ending December 31, 2011 in order to limit the Fund’s total operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to 1.50%.  AFC waived fees and/or reimbursed expenses in the amount of $0, $28,090 and $0 for the three most recent fiscal years ended August 31, 2010, 2009 and 2008 respectively.  The Fund has agreed to repay AFC for amounts waived or reimbursed by AFC pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to exceed 1.50% and repayment is made within three years after the year in which AFC incurred the expense.  During the fiscal year ended August 31, 2010, the Fund repaid AFC in the amount of $28,090 for amounts waived or reimbursed by AFC during the preceding fiscal year.  The Fund’s Board of Directors will ratify or approve the amount of any repayment to AFC or any reimbursed expenses made under the expense limitation agreement.

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The Fund’s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund’s expenses.  The credits will not be applied to reduce amounts payable to the Fund by AFC under its expense limitation agreement with the Fund.

Advisory Agreement Approval.  The Investment Advisory Agreement was most recently reapproved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or Interested Persons of any such party, on October 26, 2010.  A discussion of the factors the Directors considered in approving the Investment Advisory Agreement will be included in the Semi-Annual Report to the Shareholders for the period ended February 28, 2010.

Potential Conflicts of Interest.  AFC has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts.  Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  AFC has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that AFC will anticipate all potential conflicts of interest.

AFC may pay additional compensation (at its own expense and not as an expense of the Fund) to certain broker, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.

Compensation of Portfolio Manager.  AFC employs portfolio managers to manage its funds and accounts.  The portfolio manager of the Fund, Scott L. Barbee, is paid a salary by AFC. As the sole shareholder of AFC, Mr. Barbee also receives a portion of AFC’s overall profits.

Employees of AFC may personally own shares of the Fund.  As of August 31, 2010, Mr. Barbee beneficially owned shares of the Fund worth more than $1 million.  Mr. Barbee was also a portfolio manager for approximately 120 equity account portfolios of other AFC clients managed in an investment strategy similar to the Fund with a total value of approximately $70.4 million as of that date.

Distributor

Rafferty Capital Markets, LLC (“RCM”) serves as the Fund’s distributor in connection with the continuous offer and sale of the Fund’s shares.  RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators.  Compensation for the services performed by RCM is paid by AFC from its own resources.

Fund Administrator and Transfer Agent

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s transfer agent and dividend-paying agent.  The principal business address of UMBFS is 803 West Michigan Avenue, Suite A, Milwaukee, WI  53233.  The agreement is effective for successive annual periods, provided it is approved annually by the Fund’s Board of Directors.

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UMBFS also provides administration and fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation under an agreement dated August 14, 2006.  Under the agreement, the Fund pays UMBFS a fee equal on an annual basis to 0.10% on the first $300 million in assets, 0.08% on assets between $300 million and $800 million, 0.06% on assets between $800 million and $1.3 billion and 0.04% on assets over $1.3 billion, subject to a minimum annual fee for these services.  Such fee does not include certain out-of-pocket and other expenses.  Fees paid to UMBFS were $149,883 and $101,633 for the fiscal years ended August 31, 2010 and 2009, respectively.

Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities.  The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Registered Public Accounting Firm
BBD, LLP serves as the Fund’s independent registered public accounting firm and performs an annual audit of the Fund’s financial statements.  BBD, LLP’s address is 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

Brokerage Allocation

Portfolio Transactions. As provided in its Investment Advisory Agreement, AFC is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions.  Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services.  For its past three fiscal years, the Fund paid total brokerage commissions of $115,441 in fiscal year 2010, $178,248 in fiscal 2009 and  $166,205 in fiscal 2008.

While AFC seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.  Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction.

Brokerage Selection.  Allocation of transactions, including their frequency, to various brokers is determined by AFC in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price.  Subject to this primary consideration, AFC may also consider the provision of supplemental research services in the selection of brokers to execute portfolio transactions.  AFC will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

In executing such transactions, AFC makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm’s financial strength and its risk in positioning a block of securities.  Such considerations involve judgment and experience, and are weighed by AFC in determining the overall reasonableness of brokerage commissions paid.

13

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by AFC in servicing all of its accounts, and not all of such services may be used by AFC in connection with the Fund.

The Fund’s Board of Directors will review from time to time all of the Fund’s portfolio transactions.  The Board will also review information concerning the prevailing level of commissions charged by qualified brokers.

Capital Stock and Other Securities

Common Stock.  The Fund will issue new common shares at its most current net asset value.  The Fund has authorized common stock of one hundred million shares, $0.001 par value per share.  The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares participate equally in any dividend distributions.  The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable.  The rights of shareholders can be modified only by a “majority vote of the shareholders” as defined in section 2(a)(42) of the 1940 Act. Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Purchase, Redemption and Pricing of Shares

Purchase Orders.  Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts.  There are no sales charges (loads) or distribution fees.  The Fund determines its net asset value as described in the Prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion.  The Fund also reserves the right to suspend the offering of Fund shares to new or existing investors.  Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund’s investment policies.

Redemptions.  Shares may be redeemed at net asset value, as outlined in the prospectus.  The Fund has elected to be governed by Rule 18f-1 of the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell.  The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.  See the “Net Asset Value” section of the Prospectus.

Pricing of Shares.  The purchase and redemption price of Fund shares is based on the Fund’s next determined net asset value per share.  See “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.

14

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares.  The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares.  The Fund is intended for long-term investment and discourages frequent purchases and redemptions of Fund shares that are counter to the interests of all the Fund’s shareholders.

Tax Status

General.  The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed.  To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets.  The Fund must also annually distribute at least 90% of its investment company taxable income.

Should the Fund not qualify as a “regulated investment company” under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders.  Payment of income taxes by the Fund would reduce the Fund’s net asset value and result in lower returns to the Fund’s shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.  The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain.  This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax.  This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income reflected in the value of the Fund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy.  Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Fund is permitted to invest up to 15% of its assets in foreign securities.  Some foreign countries withhold income taxes from dividend payments to investors.  The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process.  It is not anticipated that tax withholdings on foreign dividends will have a material effect on the Fund’s investment performance.

Financial Statements

The Aegis Value Fund completed its latest fiscal year of operation on August 31, 2010.  Financial statements audited by BBD, LLP, the Fund’s independent registered public accounting firm, are included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2010 and are incorporated herein by reference.  To obtain a copy of the Fund Prospectus or the Annual Report to Shareholders, please call (800) 528-3780.

15

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)	Articles of Incorporation dated, October 21, 1997 (1)
(b)	By-Laws, as amended January 22, 2007 (5)
(c)	Not applicable
(d)	Investment Advisory Agreement between Aegis Value Fund, Inc. and Aegis Financial Corporation (5)
(e)(1)	Distribution Agreement between Aegis Value Fund, Inc. and Rafferty Capital Markets, LLC (5)
(e)(2)	Broker-Dealer Agreement between Rafferty Capital Markets, LLC and broker-dealers, banks and other financial institutions (5)
(f)	Not Applicable
(g)	Custodian Agreement between Aegis Value Fund, Inc. and UMB Bank, N.A.(2)
(h)(1)	Fund Services Agreement between Aegis Value Fund, Inc. and UMB Fund Services, Inc. (3)
(h)(2)	Expense Limitation Agreement with Aegis Financial Corporation(5)
(i)	Legal Opinion (filed herewith)
(j)	Consent of Independent Registered Public Accounting Firm (filed herewith)
(k)	Not Applicable
(l)	Initial Capital Agreements (1)
(m)	Not Applicable
(n)	Not Applicable
(p)(1)	Code of Ethics for Registrant (3)
(p)(2)	Code of Ethics for Advisor (4)

Other Exhibits:

Power of Attorney of Eskander Matta (6)
Power of Attorney of David A. Giannini (6)
Power of Attorney of Scott Soler (7)

----------
(1)    Incorporated by reference to Post-effective Amendment No. 1 filed with the Securities and Exchange Commission on June 29, 1998.

(2)    Incorporated by reference to Post-effective Amendment No. 6 filed with the Securities and Exchange Commission on January 30, 2002.

(3)    Incorporated by reference to Post-effective Amendment No. 12 filed with the Securities and Exchange Commission on December 29, 2006.

(4)    Incorporated by reference to Post-effective Amendment No. 3 filed with the Securities and Exchange Commission on April 27, 2007 for The Aegis Funds.

(5)    Incorporated by reference to Post-effective Amendment No. 13 filed with the Securities and Exchange Commission on December 28, 2007.

(6)    Incorporated by reference to the power of attorney filed with Post-effective Amendment No. 12 filed with the Securities and Exchange Commission on December 29, 2006.

(7)    Incorporated by reference to the power of attorney filed with Post-effective amendment No. 13 filed with the Securities and Exchange Commission on December 28, 2007.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 25. INDEMNIFICATION

The By-Laws of the Corporation provide that the Corporation has the power to indemnify any director, officer or affiliated person of the Corporation against any expenses, fines or judgments in connection with any legal action, suit or proceeding arising from their good faith actions taken on behalf of the Corporation as part of their duties and had no reason to believe their behavior was unlawful. The By-Laws of the Corporation deny indemnification to any officer or director "by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved" in the conduct of their office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND THEIR OFFICERS AND DIRECTORS

Scott L. Barbee has been officer and director of the Investment Advisor. Sarah Q. Zhang has been officer of the Investment Advisor.  There have been no other connections of a substantial nature in which the officers or directors of the Investment Advisor have been involved during the last two years.

ITEM 27. PRINCIPAL UNDERWRITER

(a)    Rafferty Capital Markets, LLC is the principal underwriter currently distributing the Fund’s shares.  Rafferty also serves as distributor for Acadia Funds, Aviemore Funds, Bretton Funds, Chou America Funds, Conestoga Funds, Direxion Funds, Entrepreneur Shares, Embarcadero Funds, FMI Funds, Leuthold Funds, Marketocracy Funds, Neiman Funds, Oracle Funds, Paradigm Funds, PFS Funds, Satuit Funds and Sparrow Funds.

(b)    The corporate officers of Rafferty Capital Markets, LLC are:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Mr. Thomas A. Mulrooney 59 Hilton Avenue, Ste.101 Garden City, NY 11530	President	None
Mr. Stephen P. Sprague 59 Hilton Avenue, Ste.101 Garden City, NY 11530	CFO, Secretary & Treasurer	None

(c) No commissions or other compensation were received, directly or indirectly, from the Fund during the most recent fiscal year by the principal underwriter.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Corporation located at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, or at the offices of UMB Fund Services, Inc., 803 West Michigan Avenue, Suite A, Milwaukee, WI 53233.

ITEM 29. MANAGEMENT SERVICES

Except as has been disclosed in Part A and B of this form, the Corporation has no management-related service contracts.

ITEM 30. UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (1933 Act) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arlington in the Commonwealth of Virginia on the 29th day of December, 2010.

AEGIS VALUE FUND, INC.

By	/s/ Scott L. Barbee
Scott L. Barbee
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Title	Date

	/s/ Scott L. Barbee	President, Director	December 29, 2010
	Scott L. Barbee	(Principal Executive Officer)

	/s/ Sarah Q. Zhang	Secretary, Treasurer,	December 29, 2010
	Sarah Q. Zhang	Director (Principal Financial Officer)

	/s/ Eskander Matta*	Director	December 29, 2010
Eskander Matta

	/s/ David A. Giannini*	Director	December 29, 2010
David A. Giannini

	/s/ V. Scott Soler*	Director	December 29, 2010
V. Scott Soler

* By	/s/ Scott L. Barbee		December 29, 2010
Scott L. Barbee
Attorney-in-Fact

Exhibit List

(i)	Legal Opinion and Consent

(j)	Consent of Independent Accountants